Exhibit 10.5

Equity Pledge Agreement

This Equity Pledge Agreement (hereinafter referred to as the “Agreement”) was made and entered into by and between the following parties (hereinafter referred to as the “Parties”) in the People’s Republic of China on December 29, 2021:

Party A: Shenzhen Pengze Future Technology Co., Ltd. (hereinafter referred to as “Pengze Future”)

Add.: Room 104, Building 4, Dongya Factory Building, No. 6 Nanling North Road, Nanling Village Community, Nanwan Subdistrict, Longgang District, Shenzhen

Party B:

Shenzhen Jiajun Enterprise Management Partnership (Limited Partnership)

Add.: Room 201, Building B, No. 15, Liangang Road, Hehua Community, Pinghu Subdistrict, Longgang District, Shenzhen

Dongguan Zhihe Enterprise Management Partnership (Limited Partnership)

Add.: Room 102, No. 21, Shennan Road, Tangxia Town, Dongguan, Guangdong Province

Yangpu Ruiheng Enterprise Management Partnership (Limited Partnership)

Add.: Room D034, Office Building 2, Bonded Port Area, Xinyingwan District, Yangpu Economic Development Zone, Hainan Province

Haikou Jintou Enterprise Management Partnership (Limited Partnership)

Add.: Room A101-93, 4F, Joint Inspection Building, Haikou Comprehensive Bonded Zone, Haikou Free Trade Zone, Haikou, Hainan Province

Zhang Weilai

Add.: No. 88, Huiyuan East Road, Jinjiang District, Chengdu, Sichuan Province

Liang Wenhao

Add.: Room 22A503, Guifangyuan, Buji Subdistrict, Longgang District, Shenzhen

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Fang Bendian

Add.: No. 27, Qianjie Village, Zibu Town, Wannian County, Shangrao, Jiangxi Province

Shanghai Hezhuo Enterprise Management Center (Limited Partnership)

Add.: Building C, No. 888, Huanhu West Second Road, Lingang New Area, China (Shanghai) Pilot Free Trade Zone

Whereas:

1.	Party A is a foreign-invested enterprise legally registered and incorporated and validly existing in the People’s Republic of China;

2.	Party C: Shenzhen Gongwuyuan Network Technology Co., Ltd. (hereinafter referred to as “Gongwuyuan”) is a limited liability company incorporated in the People’s Republic of China;

3.	The members of Party B are Gongwuyuan’s shareholders (hereinafter referred to as the “Pledger”), among them, Shenzhen Jiajun Enterprise Management Partnership (Limited Partnership) holds 40% equity, Dongguan Zhihe Enterprise Management Partnership (Limited Partnership) holds 13.55% equity, Yangpu Ruiheng Enterprise Management Partnership (Limited Partnership) holds 12.15% equity, Haikou Jintou Enterprise Management Partnership (Limited Partnership) holds 11.4% equity, Zhang Weilai holds 9% equity, Liang Wenhao holds 4% equity, Fang Bendian holds 3% equity, and Shanghai Hezhuo Enterprise Management Center (Limited Partnership) holds 1.9% equity.

4.	Party A, all members of Party B, and Gongwuyuan signed the Exclusive Consulting and Service Agreement, Equity Disposal Agreement, and Business Operation Agreement on December 29, 2021;

5.	In order to ensure that Party A normally collects the Service Fee under the Exclusive Consulting and Service Agreement from Gongwuyuan owned by Party B, and ensure the performance of the Equity Disposal Agreement and Business Operation Agreement, the Pledger shall take its total 95% equity in Gongwuyuan respectively and jointly as the pledge guarantee for the aforesaid agreements, and the Pledgee shall be Party A.

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Therefore, the Parties have reached the following agreement for compliance through friendly consultation and based on the principle of equality and mutual benefits:

1.	Definitions

Unless otherwise specified herein, the following terms shall be interpreted as defined below:

1.1	Pledge right: It refers to all the contents listed in Article 2 hereof.

1.2	Equity: It refers to the 95% equity held by the Pledger jointly and legally in Gongwuyuan and all current and future rights and interests based on such equity.

1.3	Agreements: They refer to the Exclusive Consulting and Service Agreement, Equity Disposal Agreement, and Business Operation Agreement signed by Party A, Gongwuyuan, and/or other related parties on December 29, 2021.

1.4	Event of Default: It refers to any circumstance listed in Article 7 hereof.

1.5	Notice of Default: It refers to the notice of event of default given by Party A pursuant hereto.

2.	Pledge

2.1	The Pledger shall pledge a total of its 95% equity of Gongwuyuan to Party A as the guarantee for Party A’s rights and interests under various Agreements.

2.2	The scope of guarantee for the equity pledge hereunder is all fees (including legal fees), expenses, and losses, interest, liquidated damages, compensation, and expenses for realizing creditor’s rights that shall be borne by the Pledger and (or) the Pledger to Party A under various Agreements, and the liabilities that shall be borne by Gongwuyuan and the Pledger to Party A if all or part of the Agreements is invalid for any reasons.

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2.3	The pledge right hereunder refers to the priority of compensation enjoyed by Party A for the price obtained from money conversion, auction, or sale of the equity pledged by the Pledger to Party A.

2.4	Unless otherwise expressly agreed in writing by Party A after the Agreement comes into effect, the pledge hereunder may be discharged only after Gongwuyuan and the Pledger have properly performed all their obligations and responsibilities under the Agreements and Party A’s written approval is obtained. If Gongwuyuan or the Pledger fails to fully perform all or any part of its obligations or responsibilities hereunder upon the expiration of the period specified herein, Party A shall still enjoy the pledge right specified herein until the above relevant obligations and responsibilities are fully performed to the reasonable satisfaction of Party A.

3.	Effectiveness

3.1	The Agreement shall come into force on the date of execution by the Parties.

3.2	During the pledge, upon reasonable notice, Party A has the right to exercise the pledge right in accordance with the provisions hereof if Gongwuyuan fails to pay the Service Fee under the Exclusive Consulting and Service Agreement, or fails to perform other terms under the Agreements or any terms under the Business Operation Agreement or the Equity Disposal Agreement.

4.	Possession and Custody of Pledge Right Certificate

4.1	The Pledger shall deliver the certificate of equity contribution in Gongwuyuan to Party A for custody within ten (10) working days from the date of execution of the Agreement or the earlier time agreed upon by the Parties, go through all the formalities for examination and approval, registration and filing required by the laws and regulations of the People’s Republic of China, and submit the certificate of equity pledge registration completed at the industrial and commercial registration authority.

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4.2	Where the recorded items in the pledge have changed and it is required to change the records according to law, Party A and Party B shall make corresponding change records within five (5) working days upon the date of change of recorded items, and submit relevant change registration documents.

4.3	During the equity pledge period, the Pledger shall instruct Gongwuyuan not to distribute any dividend or bonus for the pledged 95% equity, or adopt any profit distribution plan. If the Pledger shall obtain economic benefits of any nature other than dividends, dividends, or other profit distribution plans with respect to the pledged equity, the Pledger shall instruct Gongwuyuan to directly transfer the relevant (realized) funds to the bank account designated by Party A according to the requirements of Party A, and the Pledger shall not use the funds without the prior written consent of Party A.

4.4	During the equity pledge period, if the Pledger subscribes for the new registered capital of Gongwuyuan or accepts the equity of Gongwuyuan held by other Pledgers (hereinafter referred to as “new equity”), the new equity shall automatically become the pledged equity hereunder, and the Pledger shall complete all formalities required to set the pledge with the new equity within ten (10) working days after obtaining the new equity. If the Pledger fails to complete relevant formalities in accordance with the foregoing provisions, Party A shall have the right to immediately realize the pledge right in accordance with the provisions of Article 8 hereof.

5.	Pledger’s Representations and Warranties

The Pledger makes the following representations and warranties to Party A when signing the Agreement, and confirms that Party A relies on such representations and warranties to sign and perform the Agreement:

5.1	The Pledger legally holds the equity hereunder and has the right to provide Party A with a pledge guarantee with such equity.

5.2	During the period from the date of execution of the Agreement to the period that Party A enjoys the pledge right pursuant to Article 2.4 hereof, there shall be no legitimate claim or proper interference from any other party when Party A exercises its rights or realizes the pledge right pursuant to the Agreement at any time.

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5.3	Party A shall have the right to exercise the pledge right in the manner specified by laws, regulations, and the Agreement.

5.4	When signing the Agreement and performing its obligations hereunder, Party A has obtained all necessary authorizations from the Company and does not violate any applicable laws and regulations, and the authorized representative (signatory) of the Agreement has been legally and effectively authorized.

5.5	The equity held by the Pledger is free of any other encumbrance or any form of third-party security interest (including but not limited to pledge).

5.6	There are no ongoing civil, administrative or criminal proceedings, administrative penalties or arbitrations relating to the equity and there are no upcoming civil, administrative or criminal proceedings, administrative penalties or arbitrations.

5.7	There are no unpaid payable taxes, fees or due and uncompleted legal procedures or formalities related to the equity.

5.8	Each provision hereof is an expression of Pledger’s true intention and is legally binding on the Pledger.

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6.	Pledger’s Commitment

6.1	During the existence of the Agreement, the Pledger makes the commitment to Party A that:

6.1.1	The Pledger shall not transfer the equity without the prior written consent of Party A, unless the equity is transferred to Party A or a person designated by Party A at the request of Party A, and shall not create or allow any pledge, any other encumbrance or any third party security interest in any form that may affect the rights and interests of Party A;

6.1.2	The Pledger shall comply with and follow all applicable laws and regulations, and the Pledger shall present the notice, instruction or suggestion on the pledge issued or made by the competent authority to Party A within five (5) working days upon receipt and take action in accordance with Party A’s reasonable instructions;

6.1.3	The Pledger shall notify Party A of any event or notice received that may affect the Pledger’s rights to the equity or any part thereof and that may alter any of the Pledger’s obligations hereunder, or any event that may affect the Pledger’s performance of its obligations hereunder or relevant notice received in a timely manner and take actions in accordance with Party A’s reasonable instructions.

6.2	The Pledger agrees that Party A’s exercise of Party A’s rights in accordance with the terms hereof shall not be interrupted or impaired by the Pledger, its successor or transferee or any other person.

6.3	The Pledger warrants to Party A that, in order to protect or improve the obligations hereunder of the Pledger and/or Gongwuyuan, the Pledger will make all necessary amendments to the Articles of Association of Gongwuyuan, if applicable, honestly sign and cause other interested parties to sign all right certificates and contracts required by Party A and/or perform and cause other interested parties to perform the actions required by Party A, and facilitate the exercise of the pledge by Party A, sign all the change documents related to the equity certificate with Party A or any third party designated by Party A, and provide Party A with all the documents related to the pledge that Party A deems necessary within a reasonable period of time.

6.4	The Pledger warrants to Party A that the Pledger will comply with and perform all warranties, commitments, agreements, and representations for the interests and benefits of Party A. If the Pledger fails to perform or fully perform its warranties, commitments, agreement, and representations, the Pledger shall compensate Party A for all losses incurred thereby.

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7.	Event of Default

7.1	The following events shall be deemed as events of default:

7.1.1	Gongwuyuan or its successor or transferee fails to pay any amount due under the Agreements in full and on time, or the Pledger or its successor or transferee fail to perform its obligations under the Business Operation Agreement, the Equity Disposal Agreement, the Exclusive Consulting and Service Agreement;

7.1.2	Any presentations, warranties or commitments made by the Pledger in Article 5 and Article 6 hereof are materially misleading or wrong, and/or the Pledger violates any presentations, warranties or commitments made in Article 5 and Article 6 hereof;

7.1.3	The Pledger materially breaches any provision hereof;

7.1.4	Except for the provisions in 6.1.1 hereof, the Pledger waives the equity pledged or transfers the equity pledged without the written consent of Party A;

7.1.5	Any borrowings, guarantees, indemnities, commitments or other debt repayment obligations of the Pledger due to defaults are required to be repaid or performed in advance or are due but cannot be repaid or performed as scheduled, causing Party A to reasonably believe that the Pledger’s ability to perform the obligations under the Agreements has been affected, which further affects the interests of Party A;

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7.1.6	The Pledger is unable to repay general debts or other debts, which further affects the interests of Party A;

7.1.7	The Agreement becomes illegal due to the promulgation of relevant laws or the Pledger cannot continue to perform its obligations hereunder.

7.1.8	Any governmental consent, license, approval or authorization required to make the Agreement enforceable or legal or effective is withdrawn, suspended, becomes invalid, or materially amended;

7.1.9	The property owned by the Pledger is adversely changed, causing that Party A believes that the Pledger’s ability to perform its obligations hereunder has been affected;

7.1.10	Other circumstances under which Party A cannot exercise the right of pledge disposal according to relevant laws and regulations.

7.2	The Pledger shall immediately notify Party A in writing if the Pledger knows or discovers that any of the circumstances described in Cause 7.1 above or any event that may lead to the above circumstances has occurred.

7.3	Unless the events of default listed in Clause 7.1 of this Article have been fully resolved to the satisfaction of Party A, Party A may, upon or at any time after the occurrence of any event of default by the Pledger, send a written notice of default to the Pledger, requiring the Pledger to immediately pay the arrears and other payables hereunder, or timely perform the Equity Disposal Agreement or the Business Operation Agreement. If the Pledger or Gongwuyuan fails to correct its breach of contract or take necessary remedial actions within ten (10) days from the date of sending such written notice, Party A shall have the right to exercise the pledge right in accordance with Article 8 hereof.

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8.	Exercise of Pledge Right

8.1	The Pledger shall not transfer the equity without the written consent of Party A before all the fees and obligations here are fully paid and performed.

8.2	When exercising the pledge right, Party A shall send a notice of default to the Pledger in accordance with Clause 7.3 hereof.

8.3	Subject to Clause 7.3 hereof, Party A may exercise the pledge right at any time after giving a notice of default in accordance with Clause 7.3.

8.4	Party A shall have the right to convert all or part of the equity hereunder in accordance with the legal procedures or be compensated first by auction or sale of the equity until the unpaid service fees and all other payables under the Agreements are fully compensated, and the Equity Disposal Agreement and the Business Operation Agreement are fully performed.

8.5	When Party A exercises the pledge right in accordance with the Agreement, the Pledger shall not set up any obstacle and shall provide necessary assistance to enable Party A to realize its pledge right.

9.	Transfer

9.1	The Pledger shall have no right to transfer any of its rights and/or obligations hereunder to any third party unless it is expressly consented in writing by Party A in advance.

9.2	The Agreement shall be binding upon the Pledger and its successor and shall be valid for Party A and its successor or transferee.

9.3	Party A may at any time transfer all or any of its rights and obligations hereunder to any third party designated by it, in which case, the transferee shall enjoy and undertake the rights and obligations hereunder enjoyed and assumed by Party A. When Party A transfers its rights and obligations hereunder, the Pledger shall, at the request of Party A, sign relevant agreements and/or documents on such transfer.

9.4	After the change of the pledgee due to the transfer, the parties to the new pledge shall sign a new pledge agreement and the Pledger shall handle all relevant registration formalities.

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10.	Formality Handling Fee and Other Expenses

10.1	All the fees and actual expenses related to the Agreement, including but not limited to legal fees, cost of production, stamp duty, and any other taxes and expenses, shall be borne by Party A and Party B respectively according to law.

11.	Force Majeure

11.1	When the performance of the Agreement is delayed or hindered due to any Force Majeure Event, the party affected by the force majeure event shall not bear any responsibility hereunder for the performance of this part delayed or hindered. “Force Majeure Event” means any event which is beyond the reasonable control of a party and which is unavoidable under the reasonable attention of the affected party, including but not limited to: Government action, natural forces, fire, explosion, geographical change, storm, flood, earthquake, tide, lightning or war. However, insufficient credit standing, capital, or financing shall not be deemed to be beyond the reasonable control of either party. The Party seeking to be exempted from performance of obligations hereunder or any provision hereof due to the Force Majeure Event shall notify the other party of such exemption as soon as possible, and inform the other party of the steps required to complete performance.

11.2	The Party affected by the Force Majeure Event shall not bear any responsibility hereunder, but only if the affected party performs the Agreement as far as practicable. Provided, however, that only on the condition that the affected party performs the Agreement with the best efforts possible, shall the party seeking an exemption from such performance be entitled to an exemption from such performance and only to the extent of the part with performance delayed or hindered. Once the cause of such exemption is corrected or remedied, the Parties agree to make their best efforts to resume performance hereunder.

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12.	Governing Law and Settlement of Disputes

12.1	The execution, validity, performance, and interpretation of the Agreement and the settlement of disputes shall be governed by and interpreted in accordance with the laws of the People’s Republic of China.

12.2	In case of any dispute between the Parties hereto concerning the interpretation and performance of the provisions of the Agreement, the Parties shall negotiate in good faith to settle such dispute. If such negotiation fails, either party may submit the dispute to Shenzhen Court of International Arbitration for arbitration in accordance with its then effective arbitration rules. The place of arbitration shall be Shenzhen and the language of the arbitration shall be Chinese. The arbitral award shall be final and binding upon the Parties.

12.3	Except for matters in dispute between the Parties, the Parties shall continue to perform their respective obligations in good faith in accordance with the provisions of the Agreement.

13.	Notice

The notices given by the Parties to perform the rights and obligations hereunder shall be made in writing and shall be delivered by personal delivery, registered mail, postage prepaid, recognized courier service, or facsimile to the following addresses of the party concerned or the Parties.

Party A: Shenzhen Pengze Future Technology Co., Ltd.

Add.: Room 104, Building 4, Dongya Factory Building, No. 6 Nanling North Road, Nanling Village Community, Nanwan Subdistrict, Longgang District, Shenzhen

Tel.: 13590399152

Attention: Zhu Yanchun

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Party B:

Shenzhen Jiajun Enterprise Management Partnership (Limited Partnership)

Add.: Room 201, Building B, No. 15, Liangang Road, Hehua Community, Pinghu Subdistrict, Longgang District, Shenzhen

Tel.: 13590399152

Attention: Zhu Yanchun

Dongguan Zhihe Enterprise Management Partnership (Limited Partnership)

Add.: Room 102, No. 21, Shennan Road, Tangxia Town, Dongguan, Guangdong Province

Tel.: 13590399152

Attention: Zhu Yanchun

Yangpu Ruiheng Enterprise Management Partnership (Limited Partnership)

Add.: Room D034, Office Building 2, Bonded Port Area, Xinyingwan District, Yangpu Economic Development Zone, Hainan Province

Tel.: 13678072222

Attention: Deng Lei

Haikou Jintou Enterprise Management Partnership (Limited Partnership)

Add.: Room A101-93, 4F, Joint Inspection Building, Haikou Comprehensive Bonded Zone, Haikou Free Trade Zone, Haikou, Hainan Province

Tel.: 13751136927

Attention: Huang Tianxu

Zhang Weilai

Add.: No. 88, Huiyuan East Road, Jinjiang District, Chengdu, Sichuan Province

Tel.: 15881042999

Attention: Zhang Weilai

Liang Wenhao

Add.: Room 22A503, Guifangyuan, Buji Subdistrict, Longgang District, Shenzhen

Tel.: 13048987238

Attention: Liang Wenhao

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Fang Bendian

Add.: No. 27, Qianjie Village, Zibu Town, Wannian County, Shangrao, Jiangxi Province

Tel.: 15916984056

Attention: Fang Bendian

Shanghai Hezhuo Enterprise Management Center (Limited Partnership)

Add.: Building C, No. 888, Huanhu West Second Road, Lingang New Area, China (Shanghai) Pilot Free Trade Zone

Tel.: 13062625252

Attention: Zhong Yujun

14.	Annex

The annexes hereto shall be an integral part of the Agreement.

15.	Waiver

Party A’s failure to exercise or delay in exercising any rights, remedies, powers and privileges hereunder shall not be deemed as a waiver of such right, remedy, power or privilege. Any single or partial exercise of any rights, remedies, powers and privileges by Party A shall not preclude the exercise of any other any rights, remedies, powers and privileges by Party A. The rights, remedies, powers and privileges set forth herein are cumulative and do not preclude the application of any rights, remedies, powers and privileges provided by any law.

16.	Miscellaneous

16.1	Any modification, supplement or change of the Agreement shall be made in writing and become effective after being signed by the Parties.

16.2	The Parties hereby acknowledge that the Agreement is a fair and reasonable agreement reached by the Parties on the basis of equality and mutual benefits. If any provision hereof is invalid or unenforceable due to any inconsistency with the relevant law, the provision shall be invalid or unenforceable only within the jurisdiction of the relevant law and shall not affect the legal effect of other provisions hereof.

16.3	The Agreement shall be written in Chinese and shall be made in nine originals, and each party shall hold one original.

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Party A:

Shenzhen Pengze Future Technology Co., Ltd.

Authorized Representative:

[Xia Daoning]

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Party B:

Shenzhen Jiajun Enterprise Management Partnership (Limited Partnership)

Authorized Representative:

[Wang Xiangxiu]

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Party B:

Dongguan Zhihe Enterprise Management Partnership (Limited Partnership)

Authorized Representative:

[Pan Huiyuan]

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Party B:

Yangpu Ruiheng Enterprise Management Partnership (Limited Partnership)

Authorized Representative:

[Deng Lei]

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Party B:

Haikou Jintou Enterprise Management Partnership (Limited Partnership)

Authorized Representative:

[Huang Tianxu]

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Party B:

Zhang Weilai

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Party B:

Liang Wenhao

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Party B:

Fang Bendian

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Party B:

Shanghai Hezhuo Enterprise Management Center (Limited Partnership)

Authorized Representative:

[Zhong Yujun]

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Annexes:

1.	Register of Shareholders of Shenzhen Gongwuyuan Network Technology Co., Ltd.

2.	Capital Contribution Amounts of Shareholders of Shenzhen Gongwuyuan Network Technology Co., Ltd.

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Register of Shareholders of Shenzhen Gongwuyuan Network Technology Co., Ltd.

Shareholder Name	Amount of Capital Subscribed (RMB)	Type of Investment	Shareholding Ratio
Shenzhen Jiajun Enterprise Management Partnership (Limited Partnership)	4,000,000.00	Currency	40%
Dongguan Zhihe Enterprise Management Partnership (Limited Partnership)	1,355,000.00	Currency	13.55%
Yangpu Ruiheng Enterprise Management Partnership (Limited Partnership)	1,215,000.00	Currency	12.15%
Haikou Jintou Enterprise Management Partnership (Limited Partnership)	1,140,000.00	Currency	11.4%
Zhang Weilai	900,000.00	Currency	9%
Tianjiu Shared Intelligence Enterprise Services Co., Ltd.	500,000.00	Currency	5%
Liang Wenhao	400,000.00	Currency	4%
Fang Bendian	300,000.00	Currency	3%
Shanghai Hezhuo Enterprise Management Center (Limited Partnership)	190,000.00	Currency	1.9%
Total	10,000,000.00	Currency	100%

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Capital Contribution Amounts of Shareholders of Shenzhen Gongwuyuan Network Technology Co., Ltd.

Shareholder Name	Amount of Capital Subscribed (RMB)
Shenzhen Jiajun Enterprise Management Partnership (Limited Partnership)	4,000,000.00
Dongguan Zhihe Enterprise Management Partnership (Limited Partnership)	1,355,000.00
Yangpu Ruiheng Enterprise Management Partnership (Limited Partnership)	1,215,000.00
Haikou Jintou Enterprise Management Partnership (Limited Partnership)	1,140,000.00
Zhang Weilai	900,000.00
Tianjiu Shared Intelligence Enterprise Services Co., Ltd.	500,000.00
Liang Wenhao	400,000.00
Fang Bendian	300,000.00
Shanghai Hezhuo Enterprise Management Center (Limited Partnership)	190,000.00
Total	10,000,000.00

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